Trade receivables and accrued revenue	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Trade receivables and accrued revenue
19.	Trade receivables and accrued revenue

	31 December 2018	31 December 2017
Receivables from subscribers	1,634,427	1,369,948
Accounts and notes receivable	560,665	498,397
Undue assigned contracted receivables	271,306	347,596
Accrued revenue	—	632,631
Other	39,592	—

	2,505,990	2,848,572

Trade receivables are shown net of provision for impairment amounting to TL 738,181, at 31 December 2018 (31 December 2017: TL 705,213). Movements in provision for impairment of trade receivables and due from related parties are disclosed in Note 35. The accounts and notes receivable represent receivables from distributors and roaming receivables. The Group’s exposure to currency risk and credit risk arising from trade receivables are disclosed in Note 35.

Letters of guarantee received with respect to the accounts and notes receivable amounted to TL 174,975 and TL 339,543 at 31 December 2018 and 2017, respectively.

The undue assigned contracted receivables are the remaining portion of the assigned receivables from the distributors related to the handset campaigns which will be collected from subscribers in instalments by the Company. When monthly instalment is billed to the subscriber, that portion is transferred to “Receivables from subscribers”. The Company measures the undue assigned contracted receivables at amortized cost, bears the credit risk and recognizes interest income throughout the contract period.

The accrued revenue represents accrued revenue from subscribers. Due to the high volume of subscribers, there are different billing cycles. Accordingly, an accrual is made at the end of each reporting period to accrue revenue for services rendered but not billed. The undue assigned contracted receivables related to handset campaigns, which will be billed after one year is presented under non-current trade receivable amounting to TL 115,001.